UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2023

Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AXON	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 31, 2023, the Company held its annual meeting of shareholders (the "Meeting"). The total number of shares of the Company’s common stock, par value of $0.00001 per share, voted in person or by proxy at the Meeting was 65,078,688 representing approximately 88.1% of the 73,879,573 shares outstanding as of the April 3, 2023 record date and entitled to vote at the Meeting. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, with respect to each matter considered at the Meeting is set out below. For more information regarding these matters, please refer to the Company’s Definitive Proxy Statement relating to the Meeting, which was filed with the Securities and Exchange Commission (“SEC) on April 21, 2023.

Proposal No. 1 — Election of Directors

The following nominees were elected directors for a term of one year (and until their successors are elected and qualified) by the votes indicated below.

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Adriane Brown Michael Garnreiter Mark W. Kroll Matthew R. McBrady Hadi Partovi Graham Smith Patrick W. Smith Jeri Williams	52,927,439 53,048,859 40,229,975 55,799,206 54,361,118 55,296,560 56,328,260 56,598,989	3,841,339 3,690,851 15,979,829 974,650 2,415,265 1,471,134 456,314 167,190	95,878 124,946 654,852 90,800 88,273 96,962 80,082 98,477	8,214,032 8,214,032 8,214,032 8,214,032 8,214,032 8,214,032 8,214,032 8,214,032

Proposal No. 2 — Advisory Vote on the Compensation of Named Executive Officers ("Say-on-Pay")

The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,178,661	8,531,426	154,569	8,214,032

Proposal No. 3 — Advisory Vote to Recommend the Frequency of the Shareholder Vote to Approve the Compensation of the Company’s Named Executive Officers

The non-binding advisory vote to recommend the frequency of shareholder vote to approve the compensation of the Company’s named executive officers was approved as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
52,640,341	117,792	4,016,392	90,131

Proposal No. 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountant for fiscal year 2023 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
64,623,998	374,066	80,624

Proposal No. 5 –The 2023 CEO Performance Award

Prior to the Annual Meeting, the Company determined that withdrawal of Proposal No. 5 related to the 2023 CEO Performance Award was in the best interest of the Company. Accordingly, Proposal No. 5 was not submitted to shareholders for a vote at the Annual Meeting.

Proposal No. 6 — Shareholder Proposal to Discontinue the Development of a Non-Lethal TASER Drone System

The shareholder proposal for the discontinuation of a non-lethal TASER drone system was not approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,399,803	46,721,724	2,743,129	8,214,032

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023	Axon Enterprise, Inc.

	By:	/s/ BRITTANY BAGLEY
Brittany Bagley
Chief Financial Officer and Chief Business Officer